Exhibit 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1-(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of stock of Lyell Immunopharma, Inc.

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: November 14, 2025

ARCH VENTURE FUND IX, L.P.

By: ARCH Venture Partners IX, L.P.

its General Partner

By: ARCH Venture Partners IX, LLC

its General Partner

By: *

Keith Crandell

Managing Director

ARCH VENTURE FUND IX OVERAGE, L.P.

By: ARCH Venture Partners IX Overage, L.P.

its General Partner

By: ARCH Venture Partners IX, LLC

its General Partner

By: *

Keith Crandell

Managing Director

ARCH VENTURE FUND XIII, L.P.

By: ARCH Venture Partners XIII L.P.

its General Partner

By: ARCH Venture Partners XIII, LLC

its General Partner

By: *

Keith Crandell

Managing Director

ARCH VENTURE PARTNERS IX, L.P.

By: ARCH Venture Partners IX, LLC

its General Partner

By: *

Keith Crandell

Managing Director

ARCH VENTURE PARTNERS IX OVERAGE, L.P.

By: ARCH Venture Partners IX, LLC

its General Partner

By: *

Keith Crandell

Managing Director

ARCH VENTURE PARTNERS IX, LLC

By: *

Keith Crandell

Managing Director

ARCH VENTURE PARTNERS XIII, L.P.

By: ARCH Venture Partners XIII, LLC

its General Partner

By: *

Keith Crandell

Managing Director

ARCH VENTURE PARTNERS XIII, LLC

By: *

Keith Crandell

Managing Director

*

Keith Crandell

*

Clinton Bybee

*

Robert Nelsen

*

Kristina Burrow

*

Steven Gillis

*

Paul Berns

* By: /s/ Mark McDonnell

Mark McDonnell as

Attorney-in-Fact

* This Agreement of Joint Filing was executed by Mark McDonnell pursuant to a Power of Attorney filed as Exhibit 24.1 to the Form 3 relating to the beneficial ownership of shares of Metsera, Inc. by the Reporting Persons filed with the Securities Exchange Commission on January 30, 2025 and incorporated herein in its entirety by reference.

IF " DOCVARIABLE "SWDocIDLocation" 3" = "3" " DOCPROPERTY "SWDocID" 156438745v1" "" 156438745v1